                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                                VALUE PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                %
Basic Materials               4.2
Capital Goods                 6.0
Communication Service         1.1
Consumer Cyclicals           14.8
Consumer Staples              4.6
Energy                        1.8
Financial                    17.1
Health Care                   5.8
Technology                    6.2
Transportation                2.3
Utilities                     2.8
Other                        33.3

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
------------------------------------

                         TOTAL RETURNS(2)
                   -----------------------------
                                AVERAGE ANNUAL
                      ONE            SINCE
                      YEAR       INCEPTION(3)
                   ----------  -----------------
PORTFOLIO........      -2.13%          8.84%
INDEX............      28.57%         31.36%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
SECURITY                        INDUSTRY        NET ASSETS
-------------------------  ------------------  -------------
General Motors Corp.       Consumer Cyclicals         2.8%
International Business
 Machines Corp.                Technology             2.2%
Chase Manhattan Corp.          Financial              2.0%
Ford Motor Co.             Consumer Cyclicals         2.0%
First Union Corp.              Financial              1.9%

TOP FIVE SECTORS
                                  VALUE     PERCENT OF
INDUSTRY                          (000)     NET ASSETS
------------------------------  ---------  -------------
Financial                       $   4,474        17.1%
Consumer Cyclicals                  3,844        14.8%
Technology                          1,621         6.2%
Capital Goods                       1,573         6.0%
Health Care                         1,518         5.8%

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        Value
                                    Portfolio   S&P 500 Index(1)
1/2/1997*                             $10,000            $10,000
12/31/97                               12,098             13,402
12/31/98                               11,840             17,231
* Commencement of operations

 In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by the Portfolio's Adviser, to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

For the year ended December 31, 1998, the Portfolio had a total return of -2.13% compared to 28.57% for the S&P 500 Index (the "Index"). For the period since inception on January 2, 1997 through December 31, 1998, the Portfolio had an average annual total return of 8.84% compared to 31.36% for the Index.

Conventional performance attribution analysis reveals that both stock selection and sector allocation contributed to the significant underperformance of the Portfolio. Sector allocation was responsible for one-third of the underperformance with underweightings in the mega-cap growth sectors such as technology, health care, and telephone services penalizing performance. The Portfolio overweighting in many cyclical sectors, such as heavy industry, consumer durables, transportation, and basic materials also hurt relative performance. Our single largest sector commitment, the financial services sector, penalized results with the banking and insurance industries significantly lagging the benchmark.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Stock selection contributed the remaining two-thirds of the Portfolio's underperformance. Individual holdings in the heavy industry, technology, health care and retail sectors generated the bulk of the underperformance in stock selection. Our large positions in companies such as Cummins Engine, Case, Tektronix, Avnet, Foundation Health, Beckman Coulter, Sears, and Toys 'R' Us, failed to perform like their sector counterparts such as General Electric, ITW, Microsoft, Cisco, Warner Lambert, Pfizer, Walmart and Home Depot. Because the returns from the S&P 500 were so strong, cash holdings should have penalized results for 1998. But because the returns from the Portfolio or our investible universe were lower than the cash yield, its presence in the Portfolio actually aided relative performance last year.

Looking at performance from the perspective of our investible universe reveals something much different than the results that conventional attribution analysis would indicate. Our investment philosophy and process, an exclusive commitment to low price-earnings ratio (P/E) stocks, generated the vast bulk of 1998's underperformance. All types of value investors suffered during 1998, but low P/E investors undeniably suffered the most. During the year the highest P/E ratio companies dramatically outperformed the low P/E ratio companies. While we are unable to accurately recreate our investible universe back through time, the past year's spread between low P/E and high P/E stocks probably represented one of the worst for low P/E investing ever. Our value universe directed our investment into some of the poorest performing sectors of the market during 1998. Throughout the year, financials and cyclicals dominated our investible universe. Neither the mega-cap growth company nor even the low P/E "broken growth" company were anywhere to be found in our buy lists. In addition to our exposure to economically sensitive issues, our discipline directed us into many industries with fundamental issues that needed resolution, such as tobaccos, HMO's, and department store retailers. Market capitalization factors played a significant role in the underperformance as well. Our universe maintained very little exposure to the top 50 market cap stocks in the benchmark and a disproportionate allocation to the bottom 300. Historically, we have not allocated much importance to market capitalization. We simply purchased the best companies with the cheapest valuations in the market caps that met our minimum requirement. But during 1998 investors placed significant value on market cap and, by inference, liquidity. For example, the difference between the S&P cap weighted return of 28.6% and the same Index equal weighted return of 12% represents the largest spread in the past forty years. The six mega-cap stocks we owned for the entire year, General Motors, IBM, Philip Morris, Allstate, and Chase Manhattan, generated excellent performance of 39.7% on average. Unfortunately, we simply could not purchase more of the mega-cap names due to the valuation restrictions of our low P/E discipline.

Our current investment strategy reflects the sector breakdown of the low P/E universe. Our largest sector allocations remain in sectors with economic sensitivity such as consumer durables, transportation, heavy industry, and basic materials as well as the financial services sector. This sector allocation remains consistent with that of 1998, although we believe it will generate much more acceptable relative performance in the year ahead.

It should be noted that our current valuation discipline precludes us from owning many of the "hot" sectors of the stock market today. Health care, technology, and telecommunication services are three top performing sectors in which we had few opportunities during the year. As most shareholders are aware, we have been one of the few value managers that took advantage of the opportunity to invest in technology stocks. Currently, we remain holders of positions in IBM, Avnet, Arrow Electronics, Tektronix, and First Data. But, new positions are very difficult to establish within the context of our valuation discipline. Technology companies with good fundamentals have high valuations, as do the large number of technology companies without profits. The Portfolio's 1000 basis point underweighting (9% vs. 19%) in the technology sector versus the S&P 500 is its largest since 1990. We believe that the current tech-mania will run its course as investors face deteriorating fundamentals for technology related capital spending as well as Y2K spending uncertainties. We look forward to using any period of relative weakness to re-establish holdings in the sector. Our discipline also precluded ownership of many stable, growth industries, though the stocks in the beverage, personal care, and food industries have cooled off recently. Those very large cap, staple companies did not cost us relative performance in 1998.

For a value portfolio, the Portfolio is quite light on energy and utility shares. Fundamental earnings problems resulting from plunging energy prices prevent us from expanding our positions in this sector. Electric utilities remain a large component of our low P/E investible universe, while representing a much smaller part of the portfolio. We continue to have doubts regarding the industry's ability to weather the shift from a monopolistic to a competitive environment without serious earnings problems. Telephone utilities are conceptually appealing to us as investors, but Bell Atlantic is the only company we can own due to valuation considerations. We have a top ten position in that company at 2.0% of the Portfolio. In summary, financials, cyclicals, and retail stocks constitute about 80% of the investible universe. Our portfolio will necessarily be overweighted in these sectors in order to exploit the historical performance advantage of investing in low P/E stocks. When value comes back into style, as it inevitably does, our patience should be well rewarded.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

The Portfolio's characteristics reflect the Portfolio's growth and valuation requirements. The Portfolio maintains a P/E of 12.4, a price/sales ratio of 0.61, a price/cash flow ratio of 10.1 and a dividend yield of 2.03%. This contrasts with the S&P 500 valuations of 23.1 times estimated earnings, 2.05 times sales, 19 times cash flow and a yield of 1.33%. These valuations represent some of the largest discounts for this Portfolio since its inception. Despite these discounted valuations, the companies in our Portfolio have grown revenues at a 9% rate for the past year versus 10.4% for the market, a near match. IBES forecasted long term earnings growth for the Portfolio of 11.1% approaches that of the Index at 15%. Earnings estimate revisions run at -1.53% for the Portfolio compared to -0.77% for the Index, which reflects our greater economic sensitivity in the Portfolio. So, as indicated, the Portfolio continues to execute its mandate of owning average companies at large valuation discounts.

It is difficult to categorize our outlook for the equity market since, arguably, a homogeneous stock market does not exist anymore. In most sectors of the S&P 500, very large-cap stocks appear quite expensive, especially relative to declining earnings growth rates and negative earnings estimate revisions. And it is not just the growth component of the Index that we find expensive. While most investors agree that Coke, Microsoft, and Pfizer represent "expensive" stocks, many large companies in traditional value benchmarks, such as Exxon, Bell South, Dupont, and Fannie Mae also appear richly priced. Higher valuations than we are comfortable with exist in both the growth and value side of the large-cap market.

While the S&P 500 itself appears richly priced, many of the remaining companies in the stock market appear to offer reasonable value. Large cap, economically sensitive companies of all industries offer attractive values. Just note the portfolio of high quality companies we have constructed with a current P/E ratio of 12.5 times estimated earnings. They may be shunned by domestic investors, but American automobile, airline, capital goods, basic materials, and financial companies are world class businesses with attractive growth and profitability characteristics. Similar industries in other developed countries' equity markets currently trade for significantly higher absolute valuations. For example, German automobile and basic materials companies and Japanese machinery and financials trade for twenty times earnings and up. Obviously, the current American disdain for economic and interest rate sensitivity is not universally shared. Although not a primary focus of the Portfolio, small and mid-cap stocks appear quite reasonably priced to us as well.

As for the outlook for low P/E investing, we continue to have faith in the philosophy and processes that generate significant excess returns over time. Low P/E investing has poor years periodically. Though quite remarkable in relative magnitude, the past five quarters represent one such period. Unless the laws of large numbers and supply and demand are repealed in the business world, lowly valued companies with average growth prospects will continue to generate attractive relative returns over the full market cycle. Value investing in general, and low P/E investing in particular, will recover as always. Market conditions today are reminiscent of 1972, the heyday for the "pay any price" for growth days. While economic conditions were a bit different, inflation versus disinflation for example, valuation spreads were very similar. In the 10 years following the top for "growth at any price" investing, value investing thrived. Over that period the value style substantially outperformed the growth style.

Will 1999 mark the resurrection of the large cap value stock? We do not know. But we remain comfortable predicting its significant performance recovery over the next 3-5 years.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCKS (66.7%)
  BASIC MATERIALS (4.2%)
    CHEMICALS (1.8%)
      4,500   Air Products and Chemicals, Inc..................  $   180
      5,000   IMC Global, Inc..................................      107
      6,400   Rohm & Haas Co...................................      193
                                                                 -------
                                                                     480
                                                                 -------
    CHEMICALS (DIVERSIFIED) (0.5%)
   (a)2,100   FMC Corp.........................................      118
                                                                 -------
    CHEMICALS (SPECIALTY) (1.1%)
      3,500   Lubrizol Corp....................................       90
      2,900   Morton International, Inc........................       71
   (a)8,700   W.R. Grace & Co..................................      136
                                                                 -------
                                                                     297
                                                                 -------
    IRON & STEEL (0.5%)
      7,100   Inland Steel Industries, Inc.....................      120
                                                                 -------
    PAPER & FOREST PRODUCTS (0.3%)
      2,800   Westvaco Corp....................................       75
                                                                 -------
  TOTAL BASIC MATERIALS........................................    1,090
                                                                 -------
  CAPITAL GOODS (6.0%)
    MACHINERY (DIVERSIFIED) (2.3%)
     16,600   Case Corp........................................      362
      9,400   Harnischfeger Industries, Inc....................       96
      3,400   Tecumseh Products Co., Class A...................      158
                                                                 -------
                                                                     616
                                                                 -------
    MANUFACTURING (DIVERSIFIED) (1.2%)
      7,300   Aeroquip-Vickers, Inc............................      219
      1,300   Eaton Corp.......................................       92
                                                                 -------
                                                                     311
                                                                 -------
    MANUFACTURING (SPECIALIZED) (0.9%)
      7,350   Parker-Hannifin Corp.............................      241
                                                                 -------
    METAL FABRICATORS (0.4%)
      4,500   Kennametal, Inc..................................       96
                                                                 -------
    OFFICE EQUIPMENT & SUPPLIES (0.3%)
      2,200   Standard Register Co.............................       68
                                                                 -------
    TRUCKS & PARTS (0.9%)
      6,800   Cummins Engine Co., Inc..........................      241
                                                                 -------
  TOTAL CAPITAL GOODS..........................................    1,573
                                                                 -------
  COMMUNICATION SERVICES (1.1%)
    TELEPHONE (1.1%)
      5,600   Bell Atlantic Corp...............................      297
                                                                 -------
  CONSUMER CYCLICALS (14.8%)
    AUTO PARTS & EQUIPMENT (3.1%)
      6,200   Dana Corp........................................      253
      6,400   Goodyear Tire & Rubber Co........................      323
      4,200   TRW, Inc.........................................      236
                                                                 -------
                                                                     812
                                                                 -------

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
    AUTOMOBILES (4.8%)
      8,700   Ford Motor Co....................................  $   511
     10,300   General Motors Corp..............................      737
                                                                 -------
                                                                   1,248
                                                                 -------
    BUILDING MATERIALS (1.3%)
      9,700   Owens Corning....................................      344
                                                                 -------
    RETAIL (DEPARTMENT STORES) (0.7%)
      6,400   Dillard's, Inc., Class A.........................      182
                                                                 -------
    RETAIL (GENERAL MERCHANDISE) (0.8%)
      5,000   Sears, Roebuck & Co..............................      212
                                                                 -------
    RETAIL (SPECIALTY/APPAREL) (0.9%)
  (a)13,100   Toys 'R' Us, Inc.................................      221
                                                                 -------
    TEXTILES (APPAREL) (2.7%)
     10,500   Liz Claiborne, Inc...............................      331
      7,700   V.F. Corp........................................      361
                                                                 -------
                                                                     692
                                                                 -------
    TEXTILES (HOME FURNISHINGS) (0.5%)
      3,200   Springs Industries, Inc., Class A................      133
                                                                 -------
  TOTAL CONSUMER CYCLICALS.....................................    3,844
                                                                 -------
  CONSUMER STAPLES (4.6%)
    FOODS (1.6%)
        600   Dole Food........................................       18
      5,200   IBP, Inc.........................................      151
      9,300   Universal Foods Corp.............................      255
                                                                 -------
                                                                     424
                                                                 -------
    SERVICES (EMPLOYMENT) (0.4%)
     11,800   Olsten Corp......................................       87
                                                                 -------
    TOBACCO (2.6%)
      7,100   Philip Morris Cos., Inc..........................      380
     10,300   RJR Nabisco Holdings Corp........................      306
                                                                 -------
                                                                     686
                                                                 -------
  TOTAL CONSUMER STAPLES.......................................    1,197
                                                                 -------
  ENERGY (1.8%)
    OIL & GAS (DRILLING & EQUIPMENT) (0.6%)
   (a)1,300   Cooper Cameron Corp..............................       32
   (a)9,300   Nabors Industries, Inc...........................      126
                                                                 -------
                                                                     158
                                                                 -------
    OIL & GAS (REFINING & MARKETING) (0.8%)
      8,200   Ultramar Diamond Shamrock Corp...................      199
                                                                 -------
    OIL (DOMESTIC INTEGRATED) (0.4%)
      2,800   Phillips Petroleum Co............................      119
                                                                 -------
  TOTAL ENERGY.................................................      476
                                                                 -------
  FINANCIAL(17.1%)
    BANKS (MAJOR REGIONAL) (5.2%)
      5,500   Bank One Corp....................................      281
      2,900   BankBoston Corp..................................      113
      7,950   First Union Corp.................................      483

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

    BANKS (MAJOR REGIONAL) (CONT.)

      6,300   PNC Bank Corp....................................  $   341
      3,100   Republic New York Corp...........................      141
                                                                 -------
                                                                   1,359
                                                                 -------
    BANKS (MONEY CENTER) (3.1%)
      4,800   BankAmerica Corp.................................      289
      7,800   Chase Manhattan Corp.............................      531
                                                                 -------
                                                                     820
                                                                 -------
    FINANCIAL (DIVERSIFIED) (0.6%)
      2,100   American General Corp............................      164
                                                                 -------
    INSURANCE (LIFE & HEALTH) (0.9%)
      4,800   ReliaStar Financial Corp.........................      221
                                                                 -------
    INSURANCE (MULTI-LINE) (2.4%)
      4,700   CIGNA Corp.......................................      363
      4,700   Hartford Financial Services Group, Inc...........      258
                                                                 -------
                                                                     621
                                                                 -------
    INSURANCE (PROPERTY -- CASUALTY) (3.2%)
      7,900   Allstate Corp....................................      305
      5,200   Everest Reinsurance Holdings, Inc................      203
      7,150   Old Republic International Corp..................      161
      2,200   Transatlantic Holdings, Inc......................      166
                                                                 -------
                                                                     835
                                                                 -------
    SAVINGS & LOANS (1.7%)
     11,900   Washington Mutual, Inc...........................      454
                                                                 -------
  TOTAL FINANCIAL..............................................    4,474
                                                                 -------
  HEALTH CARE (5.8%)
    HEALTH CARE (DIVERSIFIED) (0.3%)
      2,800   Mallinckrodt, Inc................................       86
                                                                 -------
    HEALTH CARE (HOSPITAL MANAGEMENT) (1.8%)
      7,600   Columbia/HCA Healthcare Corp.....................      188
  (a)10,600   Tenet Healthcare Corp............................      278
                                                                 -------
                                                                     466
                                                                 -------
    HEALTH CARE (LONG-TERM CARE) (1.2%)
  (a)20,500   HEALTHSOUTH Rehabilitation Corp..................      317
                                                                 -------
    HEALTH CARE (MANAGED CARE) (1.5%)
  (a)11,270   Foundation Health Systems, Inc., Class A.........      135
      5,900   United HealthCare Corp...........................      254
                                                                 -------
                                                                     389
                                                                 -------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.0%)
      4,800   Beckman Coulter, Inc.............................      260
                                                                 -------
  TOTAL HEALTH CARE............................................    1,518
                                                                 -------
                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
  TECHNOLOGY (6.2%)
    COMPUTERS (HARDWARE) (2.2%)
      3,100   International Business Machines Corp.............  $   573
                                                                 -------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (1.8%)
   (a)9,100   Arrow Electronics, Inc...........................      243
      3,600   Avnet, Inc.......................................      217
                                                                 -------
                                                                     460
                                                                 -------
    ELECTRONICS (INSTRUMENTATION) (0.9%)
      7,850   Tektronix, Inc...................................      236
                                                                 -------
    SERVICES (DATA PROCESSING) (1.3%)
     11,100   First Data Corp..................................      352
                                                                 -------
  TOTAL TECHNOLOGY.............................................    1,621
                                                                 -------
  TRANSPORTATION (2.3%)
    AIR FREIGHT (0.3%)
      1,600   CNF Transportation, Inc..........................       60
                                                                 -------
    AIRLINES (1.8%)
   (a)4,000   AMR Corp.........................................      238
      4,600   Delta Air Lines, Inc.............................      239
                                                                 -------
                                                                     477
                                                                 -------
    RAILROADS (0.2%)
      1,500   Burlington Northern Santa Fe, Inc................       50
                                                                 -------
  TOTAL TRANSPORTATION.........................................      587
                                                                 -------
  UTILITIES (2.8%)
    ELECTRIC COMPANIES (2.8%)
      2,200   Cinergy Corp.....................................       76
        100   CMP Group, Inc...................................        2
      3,600   DTE Energy Co....................................      154
      1,817   Duke Energy Corp.................................      116
      3,700   Entergy Corp.....................................      115
      3,100   GPU, Inc.........................................      137
      4,600   Southern Co......................................      134
                                                                 -------
                                                                     734
                                                                 -------
TOTAL COMMON STOCK (COST $18,056)..............................   17,411
                                                                 -------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (12.5%)
  REPURCHASE AGREEMENT (12.5%)
     $3,264   Chase Securities, Inc. 4.45%, dated 12/31/98, due
                1/4/99, to be repurchased at $3,266,
                collateralized by U.S. Treasury Bonds, 10.375%,
                due 11/15/12, valued at $3,297 (COST $3,264)...    3,264
                                                                 -------
TOTAL INVESTMENTS (79.2%) (COST $21,320).......................   20,675
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                          VALUE
                                                          (000)
---------------------------------------------------------------

OTHER ASSETS (21.0%)
  Receivable for Portfolio Shares Sold.......  $5,435
  Dividends Receivable.......................      24
  Due from Adviser...........................      13
  Other Assets...............................       1  $  5,473
                                               ------
LIABILITIES (- 0.2%)
  Payable for Investments Purchased..........     (27)
  Professional Fees Payable..................     (12)
  Administrative Fees Payable................      (6)
  Custodian Fees Payable.....................      (5)
  Payable for Portfolio Shares Redeemed......      (5)
  Other Liabilities..........................      (3)      (58)
                                               ------  --------

NET ASSETS (100%)....................................  $ 26,090
                                                       --------
                                                       --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,350,085 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).............  $  11.10
                                                       --------
                                                       --------
NET ASSETS CONSIST OF:
Paid in Capital......................................  $ 26,891
Undistributed Net Investment Income..................         5
Accumulated Net Realized Loss........................      (161)
Unrealized Depreciation on Investments...............      (645)
                                                       --------

NET ASSETS...........................................  $ 26,090
                                                       --------
                                                       --------

---------------

(a)   --  Non-income producing security

---------------
At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  21,331    $   1,708       $  (2,364)       $    (656)

---------------
For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments were approximately $12,496,000 and $7,218,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1998.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes, net capital losses of approximately $150,000.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                  YEAR
                                                                 ENDED
                                                              DECEMBER
                                                              31, 1998
                                                                 (000)
----------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                      $323
  Interest                                                        120
                                                            ----------
    Total Income                                                  443
                                                            ----------
EXPENSES:
  Investment Advisory Fees                                        100
  Less: Fees Waived                                               (86)
                                                            ----------
  Net Investment Advisory Fees                                     14
  Administrative Fees                                              51
  Shareholder Reports                                              37
  Professional Fees                                                29
  Custodian Fees                                                   16
  Directors' Fees and Expenses                                      3
  Other                                                             5
                                                            ----------
    Net Expenses                                                  155
                                                            ----------
Net Investment Income                                             288
                                                            ----------
NET REALIZED GAIN ON:
  Investments Sold                                                301
                                                            ----------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                  (1,152)
                                                            ----------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                      (851)
                                                            ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(563)
                                                            ----------
                                                            ----------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                               YEAR          PERIOD FROM
                                              ENDED     JANUARY 2, 1997*
                                       DECEMBER 31,                   TO
                                               1998    DECEMBER 31, 1997
                                              (000)                (000)
------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                    $   288              $   116
  Net Realized Gain                            301                  249
  Change in Unrealized
    Appreciation/Depreciation               (1,152)                 507
                                       ------------             -------
  Net Increase/Decrease in Net Assets
    Resulting from Operations                 (563)                 872
                                       ------------             -------
DISTRIBUTIONS:
  Net Investment Income                       (283)                (116)
  In Excess of Net Investment Income            --                   (3)
  Net Realized Gain                           (299)                (249)
  In Excess of Net Realized Gain              (161)                  (2)
                                       ------------             -------
  Total Distributions                         (743)                (370)
                                       ------------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                 18,370               13,979
 Distributions Reinvested                      743                  276
 Redeemed                                   (6,381)                 (93)
                                       ------------             -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions          12,732               14,162
                                       ------------             -------
 Total Increase in Net Assets               11,426               14,664
NET ASSETS:
  Beginning of Period                       14,664                   --
                                       ------------             -------
  End of Period (Including
    undistributed net investment
    income of $5 and $0,
    respectively)                          $26,090              $14,664
                                       ------------             -------
                                       ------------             -------
------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                      1,584                1,229
      Shares Issued on Distributions
       Reinvested                               68                   24
      Shares Redeemed                         (547)                  (8)
                                       ------------             -------
    Net Increase in Capital Shares
  Outstanding                                1,105                1,245
                                       ------------             -------
                                       ------------             -------
------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                           PERIOD FROM
                                                 YEAR ENDED           JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS      DECEMBER 31, 1998++       TO DECEMBER 31, 1997
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $             11.78       $              10.00
                                                   -------                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.19                       0.10
  Net Realized and Unrealized Gain
    (Loss)                                           (0.45)                      1.99
                                                   -------                    -------
  Total From Investment Operations                   (0.26)                      2.09
                                                   -------                    -------
DISTRIBUTIONS
  Net Investment Income                              (0.16)                     (0.10)
  In Excess of Net Investment Income                    --                       0.00+
  Net Realized Gain                                  (0.17)                     (0.21)
  In Excess of Net Realized Gain                     (0.09)                      0.00+
                                                   -------                    -------
  Total Distributions                                (0.42)                     (0.31)
                                                   -------                    -------
NET ASSET VALUE, END OF PERIOD         $             11.10       $              11.78
                                                   -------                    -------
                                                   -------                    -------
TOTAL RETURN                                         (2.13)%                    20.98%
                                                   -------                    -------
                                                   -------                    -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)      $            26,090       $             14,664
Ratio of Expenses to Average Net
  Assets                                              0.85%                      0.85%**
Ratio of Net Investment Income to
  Average Net Assets                                  1.57%                      1.70%**
Portfolio Turnover Rate                                 45%                        34%
--------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                             $              0.05       $               0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.32%                      1.87%**
  Net Investment Income to Average
    Net Assets                                        1.10%                      0.68%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Value Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time is was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST       $500 MILLION TO      THAN
 $500 MILLION      $1 BILLION      $1 BILLION
---------------  ---------------  -------------
       0.55%            0.50%           0.45%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management Inc. (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in foreign currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.)--
Value Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Value Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the percentages of distributions taxable as ordinary income for the Portfolio, reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 59.3%.

For the year ended December 31, 1998, the Portfolio has designated a 20% long-term capital gain of approximately $217,000.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter Investment
 Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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